UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 21, 2011

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

NEWS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-32352	26-0075658
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1211 Avenue of the Americas, New York, New York 10036

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 852-7000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

NOT APPLICABLE

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

News Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on October 21, 2011. A brief description of the matters voted upon at the Annual Meeting and the results of the voting on such matters is set forth below.

Proposal 1: The following individuals were elected as directors:

Name	For	Against	Abstain	Broker Non-Votes
José María Aznar	593,998,174	70,698,889	839,481	16,564,060
Natalie Bancroft	442,201,298	222,222,317	1,112,929	16,564,060
Peter L. Barnes	587,592,566	74,470,837	3,473,141	16,564,060
James W. Breyer	655,828,143	6,853,833	2,854,568	16,564,060
Chase Carey	602,447,396	61,635,859	1,453,289	16,564,060
David F. DeVoe	513,840,118	150,579,394	1,117,032	16,564,060
Viet Dinh	567,283,524	94,783,032	3,469,988	16,564,060
Sir Roderick I. Eddington	541,432,450	111,419,185	12,684,909	16,564,060
Joel I. Klein	640,620,720	23,453,541	1,462,283	16,564,060
Andrew S.B. Knight	450,404,693	214,016,990	1,114,861	16,564,060
James R. Murdoch	433,028,510	232,013,203	494,831	16,564,060
K. Rupert Murdoch	561,685,725	91,798,107	12,052,712	16,564,060
Lachlan K. Murdoch	440,906,956	224,151,616	477,972	16,564,060
Arthur M. Siskind	463,858,791	200,565,116	1,112,637	16,564,060
John L. Thornton	581,619,156	82,442,239	1,475,149	16,564,060

Proposal 2: A proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012 passed and was voted upon as follows:

For:	665,333,406
Against:	16,068,558
Abstain:	698,640
Broker Non-Votes:	—

Proposal 3: A proposal to approve, on an advisory, nonbinding basis, executive compensation passed and was voted upon as follows:

For:	432,583,767
Against:	232,106,515
Abstain:	846,262
Broker Non-Votes:	16,564,060

Proposal 4: A proposal to vote, on an advisory, nonbinding basis, for the preference as to the frequency of future advisory votes on executive compensation was voted upon as follows:

1 Year:	643,239,395
2 Years:	3,299,001
3 Years:	9,139,402
Abstain:	9,858,746
Broker Non-Votes:	16,564,060

Based on the recommendation of the Board of Directors in the Company’s proxy statement and the voting results with respect to the advisory vote on the frequency of future advisory votes on executive compensation, the Company has decided to hold an advisory vote on executive compensation annually.

Other Matters: A stockholder proposal raised from the floor of the Annual Meeting requesting that the Board of Directors require that the Chair of the Board be an independent member of the Board of Directors failed and was voted upon as follows:

For:	1,517,604
Against:	680,583,000
Abstain:	—
Broker Non-Votes:	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWS CORPORATION (REGISTRANT)

By:	/s/ Janet Nova
Janet Nova
Senior Vice President and Interim Group General Counsel

Dated: October 24, 2011